EXHIBIT 99.1

WEIL, GOTSHAL & MANGES LLP
767 FIFTH AVENUE
NEW YORK, NEW YORK 10153-0119
TELEPHONE: (212) 310-8000
FACSIMILE: (212) 310-8007
GEORGE A. DAVIS, ESQ. (GD 3761)
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
--------------------------------------------------------X
                                                        :
IN RE                                                   :   CHAPTER 11 CASE NO.
                                                        :
IMPATH INC., ET AL.,                                    :   03-16113 (PCB)
                                                        :
                     DEBTORS.                           : (JOINTLY ADMINISTERED)
                                                        :
--------------------------------------------------------X



                       MONTHLY OPERATING STATEMENT FOR THE
                  PERIOD OF JANUARY 1, 2004 TO JANUARY 31, 2004
                  ---------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                                                      Chapter 11

        IN RE: IMPATH INC., ET AL.,                       Case no.03-16113 (PCB)

                   MONTHLY OPERATING STATEMENT FOR THE PERIOD
                          JANAURY 1 TO JANUARY 31, 2004

DEBTORS' ADDRESS:    IMPATH Inc.
                     Attn: Holly Felder Etlin
                     521 West 57th St.
                     New York, NY 10019

DISBURSEMENTS (1):   January 1-31, 2004
                     IMPATH Inc. (03-16113)                         $10,608,548
                     IMPATH Physician Services, Inc. (03-16114)              $0
                     IMPATH Predictive Oncology, Inc. (03-16115)       $753,781
                     IMPATH Information Services, Inc. (03-16116)       $23,940
                     Tamtron Corp. (03-16117)                          $339,247
                     Medical Registry Services, Inc. (03-16118)        $537,161
                                                                    -----------
                     TOTAL DISBURSEMENTS                            $12,262,677


DEBTORS' ATTORNEY:   Weil, Gotshal & Manges LLP
                     George A. Davis (GD 2761)
                     767 Fifth Avenue
                     New York, NY 10153

REPORT PREPARER:     IMPATH Inc.

Note: This report does not include an income statement or balance sheet due to the ongoing reconciliation of the Debtor's accounting records. The report for the period February 1-29th, 2004 will include income statements for January and February, 2004.

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

           The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein, is complete, accurate and truthful to the best of my knowledge.

DATE:  February 20, 2004
                                                 /s/ Steven Welch
                                                --------------------------------
                                                Steven Welch
                                                Assistant Restructuring Officer

IMPATH INC. AND SUBSIDIARIES
CASH RECEIPTS AND DISBURSEMENTS

                                                                JANUARY-04
                                                                ----------
Beginning Book Cash Balance (1)                                  7,104,602
Receipts:
Accounts Receivable Collections                                  8,742,813
Other Cash Receipts                                                     -
                                                                 ----------
Total Receipts:                                                  8,742,813

Operating Disbursements:
Payroll                                                         (2,629,519)
Payroll Taxes                                                   (2,225,841)
Benefits                                                          (741,928)
Auto Expense                                                       (69,512)
Courier Expense                                                   (304,809)
Equipment Leases (Capital Leases)                                 (139,558)
Insurance                                                       (2,020,731)
Lab Supplies                                                      (591,808)
Consultants/Temp. Employees                                       (301,962)
Operational Supplies                                              (100,429)
Ordinary Course Professional Fees                                   (3,790)
Rent                                                              (276,847)
Travel & Entertainment (Emp. T&E)                                 (226,296)
Utilities                                                         (106,300)
Miscellaneous Operating Expenses                                  (621,377)
Interest                                                                 -
Taxes                                                              (16,059)
Capital Expenditures                                               (23,892)
Contingency                                                             -
                                                               ------------
Total Operating Disbursements:                                 (10,400,657)
                                                               ------------

Net Cash Flow From Operations:                                  (1,657,844)
                                                               ------------
Restructuring Costs:
Professional Fees                                               (1,067,304)
Incentive/Retention Payments                                             -
Trustee Fees                                                             -
Other Restructuring Costs                                               -
                                                               ------------
Total Restructuring Costs                                       (1,067,304)
                                                               ------------
Non-Operating Cash Inflows/(Outflows):
Sale of Tamtron/MRS (2)                                           (794,717)
Sale of Core Business                                                    -
Recovery of Taxes Paid                                                   -
Collection of A/R                                                        -
Other Non-Operating                                                      -
                                                               ------------
Total Non-Operating Inflows/(Outflows)                            (794,717)
                                                               ------------

Net Cash Flow                                                   (3,519,864)
                                                               ------------

ENDING BOOK CASH BALANCE                                        3,584,738
                                                               ============
--------------------------------------------------------------------------------
(1) Janaury Beginning Book Cash Balance includes adjustments made to reflect the withholding of cash proceeds during December from the Tamtron/MRS sale reserved for the payment of certain transaction related expenses. The proceeds and expenses for the tranasaction were previously accounted for seperately.
--------------------------------------------------------------------------------
(2) "Sale of Tamtron/MRS" line item Includes some payroll and payroll tax disbursements related to severance and year-end bonuses for Tamtron/MRS employees (see Note 1).
--------------------------------------------------------------------------------

IMPATH INC. AND SUBSIDIARIES
SCHEDULE OF TAXES WITHHELD, COLLECTED, INCURRED AND PAID
JANUARY 1-31, 2004


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                                                                                            TAXES WITHHELD,
                                                                                            COLLECTED OR
JURISDICTION                             TYPE OF TAX                                          INCURRED                 TAXES PAID
----------------------------------------------------------------------------------------------------------------------------------

PAYROLL TAXES
Federal                                 Withholding                                          927,546.60                927,546.60
Federal                                 Social Security EE                                   383,479.33                383,479.33
Federal                                 Social Security ER                                   383,479.41                383,479.41
Federal                                 Medicare EE                                           90,354.53                 90,354.53
Federal                                 Medicaid ER                                           90,354.62                 90,354.62
Federal                                 Unemployment                                          36,791.16                 36,791.16

Alabama                                 Withholding, SUI                                         661.39                    661.39
Arizona                                 Withholding, SUI                                      17,150.57                 17,150.57
California                              Withholding, SUI, Disability                         210,169.79                210,169.79
Colorado                                Withholding, SUI                                         606.25                    606.25
Conneticut                              Withholding, SUI                                       1,523.11                  1,523.11
Florida                                 SUI                                                    3,207.83                  3,207.83
Georgia                                 Withholding, SUI                                       1,449.36                  1,449.36
Illinois                                Withholding, SUI                                         767.20                    767.20
Indiana                                 Withholding, SUI                                         512.60                    512.60
Iowa                                    Withholding, SUI                                         258.32                    258.32
Kansas                                  Withholding, SUI                                         834.28                    834.28
Louisiana                               Withholding, SUI                                       1,345.65                  1,345.65
Maryland                                Withholding, SUI                                         565.37                    565.37
Massachusetts                           Withholding, SUI                                      16,532.63                 16,532.63
Michigan                                Withholding, SUI                                         682.63                    682.63
Minnesota                               Withholding, SUI                                         284.47                    284.47
Missouri                                Withholding, SUI                                         917.47                    917.47
Montana                                 Withholding, SUI                                         348.39                    348.39
New Jersey                              Withholding, SUI, Disability                          10,038.14                 10,038.14
New Hampshire                           SUI                                                      155.66                    155.66
New York                                Withholding, SUI, Disability                         280,353.38                278,926.33
North Carolina                          Withholding, SUI                                       1,207.49                  1,207.49
Ohio                                    Withholding, SUI                                       1,469.56                  1,469.56
Pennsylvania                            Withholding, SUI, Disability                           4,622.44                  4,622.44
Tennessee                               SUI                                                    1,400.56                  1,400.56
Texas                                   SUI                                                      681.47                    681.47
Utah                                    Withholding, SUI                                         761.19                    761.19
Washington                              SUI                                                    1,182.30                  1,182.30

New York City                           Withholding                                           44,363.24                 44,363.24

                                                                             -----------------------------------------------------
TOTAL PAYROLL TAXES                                                                      $ 2,516,058.39            $ 2,514,631.34


IMPATH INC. AND SUBSIDIARIES
SCHEDULE OF TAXES WITHHELD, COLLECTED, INCURRED AND PAID
JANUARY 1-31, 2004


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                                                                                            TAXES WITHHELD,
                                                                                            COLLECTED OR
JURISDICTION                             TYPE OF TAX                                          INCURRED                 TAXES PAID
----------------------------------------------------------------------------------------------------------------------------------

NON-PAYROLL TAXES (1)
Arizona (including counties)            Sales and Use Taxes
California (including counties)         Sales and Use Taxes, Environmental Fee              27,974.00                     353.10
Colorado                                Sales and Use Taxes
Georgia                                 Sales and Use Taxes                                                             1,750.00
Illinois                                Sales and Use Taxes
Maryland                                Sales and Use Taxes
Massachusetts                           Sales and Use Taxes
Nevada                                  Sales and Use Taxes                                                               750.00
New York                                Sales and Use Taxes                                                               167.93
Pennsylvania                            Sales and Use Taxes                                                             1,695.37
South Carolina                          Sales and Use Taxes                                                                 2.63
Tennessee                               Sales and Use Taxes                                                               833.00
Texas                                   Sales and Use Taxes                                                             5,321.25
Washington                              Sales and Use Taxes                                                             5,185.67

                                                                                  ------------------------------------------------
TOTAL NON-PAYROLL TAXES                                                                   $ 27,974.00                $ 16,058.95

                                                                                  ------------------------------------------------
TOTAL TAXES                                                                            $ 2,544,032.39             $ 2,530,690.29
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

(1) Califonria amount incurred includes $26,232 related to taxes on the sale of Tamtron assets which occurred during December, 2003